EXHIBIT     DESCRIPTION

EX-99.B1 a) Agreement and Declaration of Trust dated May 31, 1995, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 28 filed on May 29, 1996 (Accession # 0000773674-96-000004).

            b) Amendment to the Declaration of Trust dated October 21, 1996 is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 31 filed on February 7, 1997 (Accession # 0000773674-97-000002).

            c) Amendment to the Declaration of Trust dated January 20, 1997 with respect to the American Century - Benham Inflation-Adjusted Treasury Fund is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 31 filed on February 7, 1997 (Accession # 0000773674-97-000002).

            d) Amendment to the Declaration of Trust dated August 1, 1997, is incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 34 to the Registration Statement, filed August 29, 1997 (Accession # 0000773674-97-000019).

EX-99.B2 Amended and Restated Bylaws, dated May 17, 1995, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 28 filed on May 29, 1996 (Accession # 0000773674-96-000004).

EX-99.B4 a) Specimen copy of American Century - Benham GNMA Fund share certificate is incorporated herein by reference to Exhibit 4 to the registration statement filed on July 26, 1985.

            b) Specimen copy of American Century - Benham Short-Term Government Fund share certificate is incorporated herein by reference to
            Exhibit 4 to Post-Effective Amendment No. 17 filed on September 30, 1991.

            c) Specimen copy of American Century - Benham Intermediate-Term Treasury Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 18 filed on November 27, 1991.

            d) Specimen copy of American Century - Benham Government Agency Money Market Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 18 filed on November 27, 1991.

            e) Specimen copy of American Century - Benham Short-Term Treasury Fund share certificate is incorporated herein by reference to
            Exhibit 4(e) to Post-Effective Amendment No. 24 filed on November 29, 1992.

            f) Specimen copy of American Century - Benham Long-Term Treasury Fund share certificate is incorporated herein by reference to
            Exhibit 4(f) to Post-Effective Amendment No. 24 filed on November 29, 1992.

            g) Specimen copy of American Century - Benham Inflation-Adjusted Treasury Fund share certificate is incorporated herein by reference to Exhibit 4 of Post-Effective Amendment No. 31 filed on February 7, 1997 (Accession # 0000773674-97-000002).

EX-99.B5 a) Investor Class Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc. dated August 1, 1997, is incorporated herein by reference to
            Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement, filed July 31, 1997 (Accession #773674-97-000014).

            b) Advisor Class Investment Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 27 to the Registration Statement for American Century Target Maturities Trust, filed August 29, 1997.

EX-99.B6 Distribution Agreement between American Century Government Income Trust and Funds Distributor, Inc., dated January 15, 1998, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 28 to the Registration Statement of American Century Target Maturities Trust, filed January 30, 1998 (Accession #757928-98-000002).

EX-99.B8 Custodian Agreement between American Century Government Income Trust and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 31 filed on February 7, 1997 (Accession # 0000773674-97-000002).

EX-99.B9 Transfer Agency Agreement between American Century Government Income Trust and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment #33, filed on July 31, 1997 (Accession #773674-97-000014).

EX-99.B10   Opinion and consent of counsel as to the legality of the  securities being registered, dated June 11, 1998 is incorporated herein by reference to Rule 24f-2 Notice filed on June 11, 1998 (Accession #
            773674-98-000007).

EX-99.B11   Consent  of  Coopers  & Lybrand  LLP,  independent  accountants,  is included herein.

EX-99.B14   a) American Century Individual  Retirement  Account Plan,  including all instructions and other relevant documents,  dated February 1992,
            is   incorporated   herein  by   reference   to  Exhibit   14(a)  to
            Post-Effective Amendment No. 23 filed on September 28, 1992.

            b) American Century Pension/Profit Sharing plan, including all instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 23 filed on September 28, 1992.

EX-99.B15   Master  Distribution  and  Shareholder  Services  Plan  of  American
            Century Government Income Trust, American Century International Bond
            Fund,  American Century Target Maturities Trust and American Century
            Quantitative  Equity Funds (Advisor  Class) dated August 1, 1997, is incorporated  herein by  reference  to Exhibit 15 of  Post-Effective
            Amendment No. 27 to the Registration  Statement for American Century
            Target   Maturities   Trust,   filed  August  29,  1997   (Accession
            #757928-97-000004).

EX-99.B16   Schedule for computation of each performance  quotation  provided in response to Item 22 is included herein.

EX-99.B17   Power of  Attorney  dated  January  15,  1998,  is  incorporated  by reference to Exhibit 17 of  Post-Effective  Amendment  No. 35 to the
            Registration   Statement,   filed   February  27,  1998   (Accession
            #773674-98-000002).

EX-99.B18   Multiple  Class Plan of American  Century  California  Tax-Free  and
            Municipal Funds,  American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Target Maturities
            Trust and American Century Quantitative Equity Funds dated August 1,
            1997,  is  incorporated   herein  by  reference  to  Exhibit  15  of
            Post-Effective  Amendment No. 27 to the  Registration  Statement for
            American  Century  Target  Maturities  Trust,  filed August 29, 1997
            (Accession #757928-97-000004).

EX-27.5.1   FDS for American Century - Benham GNMA Fund.

EX-27.5.2   FDS for American Century - Benham Intermediate-Term Treasury Fund.

EX-27.4.3   FDS for  American  Century - Benham  Government  Agency Money Market
            Fund.

EX-27.5.4   FDS for American Century - Benham Short-Term Government Fund.

EX-27.5.5   FDS for American Century - Benham Short-Term Treasury Fund.

EX-27.5.6   FDS for American Century - Benham Long-Term Treasury Fund.

EX-27.5.7   FDS for American Century - Benham Inflation-Adjusted Treasury Fund.

EX-27.4.8   FDS for American Century - Benham Capital Preservation Fund.